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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934*

Date of Report (Date of earliest event reported):    May 7, 2004

Finlay Fine Jewelry Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-59380 (Commission File Number)	13-3287757 (IRS Employer Identification No.)

529 Fifth Avenue, New York, New York (Address of principal executive offices)		10017 (zip code)

Registrant's Telephone Number, including Area Code: (212) 808-2800

N/A
(Former name or former address, if changed since last report)

*
The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

Item 5.    Other Events and Required FD Disclosure

        On May 7, 2004, Finlay Enterprises, Inc. (the "Company") and Finlay Fine Jewelry Corporation ("Finlay Jewelry") issued a press release announcing the commencement of cash tender offers to purchase the Company's 9% Senior Debentures (the "Debentures") due 2008 and Finlay Jewelry's 8 3/8% Senior Notes (the "Notes") due 2008 and related consent solicitations. There are $75 million and $150 million principal amount of the Debentures and the Notes outstanding, respectively.

        The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(a)-(b)    Not applicable.

(c)
Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1
Finlay Enterprises, Inc. press release dated May7, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY FINE JEWELRY CORPORATION (Registrant)
Dated: May 7, 2004	By:	/s/ BRUCE E. ZURLNICK Bruce E. Zurlnick Senior Vice President, Treasurer and Chief Financial Officer

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SIGNATURE